Exhibit 99.2

Equity One, Inc.
Supplemental Information Package

March 31, 2005

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
March 31, 2005
(unaudited)

EQUITY ONE, INC. AND SUBSIDIARIES
DISCLOSURES
As of March 31, 2005

Forward Looking Statements

Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Texas, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One’s current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One’s filings with the Securities and Exchange Commission.

Basis of Presentation

The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company ‘s Form 10-K for the year ended December 31, 2004 and Form 10-Q for the period ended March 31, 2005 should be read in conjunction with the above information. The results of operations of any property acquired are included in our financial statements since the date of its acquisition.

Use of EBITDA as a Non-GAAP Financial Measure

EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impariment of real estate. Given the nature of the Company’s business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure

We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, “Historical cost accounting for real estate assets implicity assumes that the value of real estate assets diminishes predictably over time.Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” FFO, as defined by NAREIT, is “net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.”

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure. Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs. FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cashflow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS — OPERATING RATIOS
As of March 31, 2005
(in thousands, except per share data)

			For the
	For the three months ended		year ended
	Mar 31, 2005	Mar 31, 2004	Dec 31, 2004
Operating items:
Total rental revenue	$62,110	$52,264	$228,921
Property operating expenses	$15,597	$13,753	$60,814
General & administrative expenses (G&A)	$4,340	$3,452	$16,601
Income from continuing operations	$20,073	$16,652	$70,736
Net income	$21,790	$20,239	$97,804

Income from continuing operations per diluted share	$0.27	$0.24	$1.00
Net income per diluted share	$0.29	$0.29	$1.37

Funds from operations (FFO)	$30,649	$26,900	$113,471
FFO per diluted share	$0.41	$0.38	$1.58

Funds available for distribution (FAD)	$24,135	$22,853	$92,613
FAD per diluted share	$0.33	$0.32	$1.29

Total dividends paid per share	$0.29	$0.28	$1.13

Operating Ratios:
Net operating income margin	74.9%	73.7%	73.4%
EBITDA margin	69.1%	67.6%	66.3%
Expense recovery ratio (expense recoveries/operating expeneses)	82.4%	81.1%	79.8%
EBITDA to interest coverage ratio	3.6	3.5	3.4

G&A as % of total rental revenues	6.9%	6.2%	7.3%
(G&A) as % of total assets (annualized)	0.87%	0.77%	0.83%

Dividend / FFO payout ratio	70.7%	73.7%	71.5%
FFO multiple (annualized if < 12 months)	12.6	12.6	15.0

Dividend / FAD payout ratio	87.9%	87.5%	87.6%
FAD multiple (annualized if < 12 months)	15.6	15.0	18.4

EQUITY ONE, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS — DEBT RATIOS
As of March 31, 2005
(in thousands, except per share data)

	As of				As of
	Mar 31, 2005		Mar 31, 2004		Dec 31, 2004
Debt Ratios:
Fixed rate debt	$733,982		$720,263		$745,056
Fixed rate debt — swapped to variable rate	100,000		100,000		100,000
Variable rate debt — swapped to fixed rate	—		20,000		—
Variable rate debt — unhedged	144,763		30,879		147,000

Total debt (excluding unamortized premium/discount)	$978,745		$871,142		$992,056

% Fixed rate debt	74.99%		82.68%		75.10%
% Fixed rate debt — swapped to variable rate	10.22%		11.48%		10.08%
% Variable rate debt — swapped to fixed rate	—		2.30%		—
% Variable rate debt — unhedged	14.79%		3.54%		14.82%

% Variable rate debt — total	25.01%		15.02%		24.90%

Weighted-average interest rate on mortgage debt	7.26%		7.40%		7.26%
Weighted-average interest rate on senior unsecured notes	5.10%		5.18%		5.12%
Weighted-average interest rate on revolving credit facilities	3.19%		2.15%		2.80%

Weighted-average maturity on mortgage debt	5.6	years	6.4	years	5.8	years
Weighted-average maturity on senior unsecured notes	3.5	years	4.5	years	3.7	years

EQUITY ONE, INC. AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the quarter ended March 31, 2005
(in thousands, except per share data)

			For the
	For the three months ended		year ended
	Mar 31, 2005	Mar 31, 2004	Dec 31, 2004
Income from continuing operations	$20,073	$16,652	$70,736
Minority Interest	50	202	576
Interest expense	12,076	10,204	45,920
Amortization of deferred financing fees	379	236	1,370
Rental property depreciation and amortization, excluding discontinued operations	10,368	8,037	35,787

EBITDA	$42,946	$35,331	$154,389

Interest expense	$12,076	$10,204	$45,920
Total rental revenue	$62,110	$52,264	$228,921

EBITDA : interest coverage ratio	3.6	3.5	3.4
EBITDA margin (EBITDA/total rental revenue)	69.1%	67.6%	66.3%

EQUITY ONE, INC. AND SUBSIDIARIES
NET OPERATING INCOME
For the quarter ended March 31, 2005
(in thousands, except per share data)

	For the three months ended		Percent
	Mar 31, 2005	Mar 31, 2004	Change
Net operating income (NOI) from continuing operations
Total rental revenue	$62,110	$52,264	18.8%
Property operating expenses (1)	15,597	13,753	13.4%

Net operating income	$46,513	$38,511	20.8%

NOI margin (NOI/total rental revenue)	74.9%	73.7%

Same property NOI (2)
Total rental revenue	$52,222	$49,653	5.2%
Property operating expenses	14,925	14,196	-5.1%

Net operating income	$37,297	$35,457	5.2%

Growth in same property NOI	5.2%
Growth in same property NOI, excluding termination fees	4.1%

Number of properties included in analysis	156	156
Same property occupancy	94.8%	93.7%

(1)	Net of intercompany expenses.

(2)	Excludes the effects of straight line rent, and prior year expense recoveries and adjustments, if any.

EQUITY ONE, INC. AND SUBSIDIARIES
MARKET CAPITALIZATION
As of March 31, 2005
(in thousands, except per share data)

	As of
	Mar 31, 2005	Dec 31, 2004
Closing market price of common stock	$20.59	$23.73
Dividend yield (based on current annualized dividend)	5.63%	4.89%
Dividends paid per share	$0.29	$1.13

Net book value per share (fully diluted, end of period)	$12.64	$12.54

Liquidity
Cash and cash equivalents	$—	$5,122

Revolving credit facilities
Gross potential available under current credit facilities	345,000	345,000
less: Outstanding balance	(144,763)	(147,000)
Holdback for letters of credit	(1,289)	(1,339)

Net available under credit facilities	$198,948	$196,661

Equity market capitalization (end of period)
Common stock shares (in thousands)
Basic common stock shares	73,561.218	72,904.922
Diluted common shares
Unvested restricted common shares	576.122	692.699
Walden Woods shares	93.656	93.656
Common stock options (treasury method, closing price)	400.907	575.229

Fully diluted common stock shares	74,631.903	74,266.506

Total debt (excluding unamortized premium/discount)	$978,745	$989,317
Cash and cash equivalents	—	(5,122)

Net debt	978,745	984,195
Equity market capitalization (fully diluted, end of period)	1,536,671	1,762,344

Total market capitalization	$2,515,416	$2,746,539

Net debt to total market capitalization	38.9%	35.8%

Gross real estate and securities investments	$2,015,718	$2,005,825

Net debt to gross real estate and securities investments	48.6%	49.1%

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
For the quarter ended March 31, 2005
(in thousands, except per share data)

	For the three months ended		Percent
	Mar 31, 2005	Mar 31, 2004	Change
Rental revenue:
Minimum rents	$47,662	$39,724
Expense recoveries	12,851	11,148
Termination fees	468	59
Percentage rent	1,129	1,333

Total rental revenue	62,110	52,264	18.8%

Costs and expenses:
Property operating expenses	15,597	13,753
Rental property depreciation and amortization	10,368	8,037
General and administrative expenses	4,340	3,452

Total costs and expenses	30,305	25,242	20.1%

Income before other income and expenses, minority interest and discontinued operations	31,805	27,022
Other income and expenses:
Interest expense	(12,076)	(10,204)
Amortization of deferred financing fees	(379)	(236)
Investment income	709	208
Other income	64	64

Income before minority interest and discontinued operations	20,123	16,854
Minority interest	(50)	(202)

Income from continuing operations	20,073	16,652	20.5%

Discontinued operations:
Income from rental properties sold or held for sale	102	1,565
Gain on disposal of income producing properties	1,615	2,035
Minority interest	—	(13)

Income from discontinued operations	1,717	3,587

Net income	$21,790	$20,239	7.7%

Basic earnings per share
Income from continuing operations	$0.28	$0.24	16.7%
Income from discontinued operations	0.02	0.05

Net income	$0.30	$0.29	3.4%

Diluted earnings per share
Income from continuing operations	$0.27	$0.24	12.5%
Income from discontinued operations	0.02	0.05

Net income	$0.29	$0.29	0.0%

Weighted average shares outstanding
Basic	73,043	69,115

Diluted	74,193	71,021

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS — QUARTERLY BREAKOUT
For the quarter ended March 31, 2005
(in thousands, except per share data)

	For the three months ended
	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004
Rental revenue:
Minimum rents	$47,662	$47,284	$44,348	$43,600	$39,724
Expense recoveries	12,851	13,206	12,747	11,448	11,148
Termination fees	468	2,927	166	320	59
Percentage rent	1,129	44	282	285	1,333

Total rental revenue	62,110	63,461	57,543	55,653	52,264

Costs and expenses:
Property operating expenses	15,597	16,703	15,719	14,639	13,753
Rental property depreciation and amortization	10,368	10,111	8,900	8,739	8,037
General and administrative expenses	4,340	5,618	3,722	3,809	3,452

Total costs and expenses	30,305	32,432	28,341	27,187	25,242

Income before other income and expenses, minority interest and discontinued operations	31,805	31,029	29,202	28,466	27,022
Other income and expenses:
Interest expense	(12,076)	(12,134)	(12,049)	(11,533)	(10,204)
Amortization of deferred financing fees	(379)	(381)	(379)	(374)	(236)
Investment income	709	734	1,210	194	208
Other income	64	240	174	59	64

Income before minority interest and discontinued operations	20,123	19,488	18,158	16,812	16,854
Minority interest	(50)	(47)	(150)	(177)	(202)

Income from continuing operations	20,073	19,441	18,008	16,635	16,652

Discontinued operations:
Income from rental properties sold or held for sale	102	479	567	2,394	1,565
Gain on disposal of income producing properties	1,615	8,409	12,215	(483)	2,035
Minority interest	—	—	(89)	(11)	(13)

Income from discontinued operations	1,717	8,888	12,693	1,900	3,587

Net income	$21,790	$28,329	$30,701	$18,535	$20,239

Basic earnings per share
Income from continuing operations	$0.28	$0.27	$0.25	$0.24	$0.24
Income from discontinued operations	0.02	0.12	0.18	0.03	0.05

Net income	$0.30	$0.39	$0.43	$0.27	$0.29

Diluted earnings per share
Income from continuing operations	$0.27	$0.27	$0.25	$0.24	$0.24
Income from discontinued operations	0.02	0.12	0.18	0.02	0.05

Net income	$0.29	$0.39	$0.43	$0.26	$0.29

Weighted average shares outstanding
Basic	73,043	72,315	70,626	69,711	69,115

Diluted	74,193	73,616	72,327	71,419	71,021

Note: All prior period figures have been restated to reflect the effects of reporting for discontinued operations.

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended March 31, 2005
(in thousands, except per share data)

	For the three months ended			For the three months ended
	Mar 31, 2005			Mar 31, 2004
	As	Discontinued	Pre SFAS	As	Discontinued	Pre SFAS
	Reported	Operations	No. 144	Reported	Operations	No. 144

Rental revenue:
Minimum rents	$47,662	$429	$48,091	$39,724	$2,480	$42,204
Expense recoveries	12,851	134	12,985	11,148	586	11,734
Termination fees	468	—	468	59	10	69
Percentage rent	1,129	4	1,133	1,333	45	1,378

Total rental revenue	62,110	567	62,677	52,264	3,121	55,385

Costs and expenses:
Property operating expenses	15,597	266	15,863	13,753	759	14,512
Rental property depreciation and amortization	10,368	78	10,446	8,037	395	8,432
General and administrative expenses	4,340	—	4,340	3,452	—	3,452

Total costs and expenses	30,305	344	30,649	25,242	1,154	26,396

Income before other income and expenses, minority interest and discontinued operations	31,805	223	32,028	27,022	1,967	28,989
Other income and expenses:
Interest expense	(12,076)	(121)	(12,197)	(10,204)	(371)	(10,575)
Amortization of deferred financing fees	(379)	—	(379)	(236)	(30)	(266)
Investment income	709	—	709	208	—	208
Other income	64	—	64	64	—	64
Equity in (loss) income of joint ventures	—	—	—	—	(1)	(1)

Income before minority interest and discontinued operations	20,123	102	20,225	16,854	1,565	18,419
Minority interest	(50)	—	(50)	(202)	(13)	(215)

Income from continuing operations	20,073	102	20,175	16,652	1,552	18,204

Discontinued operations:
Income from rental properties sold or held for sale	102	(102)	—	1,565	(1,565)	—
Gain on disposal of income producing properties	1,615	—	1,615	2,035	—	2,035
Minority interest	—	—	—	(13)	13	—

Income from discontinued operations	1,717	(102)	1,615	3,587	(1,552)	2,035

Net income	$21,790	$—	$21,790	$20,239	$—	$20,239

Note:	The Company adopted SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the quarter ended March 31, 2005
(in thousands, except per share data)

			For the
	For the three months ended		year ended
	Mar 31, 2005	Mar 31, 2004	Dec 31, 2004
Net income	$21,790	$20,239	$97,804
Adjustments:
Rental property depreciation and amortization, including discontinued operations	10,446	8,432	37,023
Gain on disposal of income producing properties	(1,615)	(2,035)	(22,176)
Minority interest	28	199	623
Other items:
Pro-rata share of real estate depreciation from joint ventures	—	65	197

Funds from operations	$30,649	$26,900	$113,471

Increase	13.9%

Earnings per diluted share*	$0.29	$0.29	$1.37
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.14	0.12	0.52
Gain on disposal of income producing properties	(0.02)	(0.03)	(0.31)
Other items:
Pro-rata share of real estate depreciation from joint ventures	—	—	—

Funds from operations per diluted share	$0.41	$0.38	$1.58

Increase	7.9%

*	Earnings per diluted share reflect the add-back of those minority interests which are convertible to shares of our common stock.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS - QUARTERLY BREAKOUT
For the quarter ended March 31, 2005
(in thousands, except per share data)

	For the three months ended
	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004
Net income	$21,790	$28,329	$30,701	$18,535	$20,239
Adjustments:
Rental property depreciation and amortization, including discontinued operations	10,446	10,226	9,276	9,089	8,432
(Gain) loss on disposal of income producing properties	(1,615)	(8,409)	(12,215)	483	(2,035)
Minority interest	28	27	223	174	199
Other items:
Pro-rata share of real estate depreciation from joint ventures	—	—	66	66	65

Funds from operations	$30,649	$30,173	$28,051	$28,347	$26,900

Sequential increase (decrease)	1.6%	7.6%	-1.0%	5.4%

Earnings per diluted share*	$0.29	$0.39	$0.43	$0.26	$0.29
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.14	0.14	0.13	0.13	0.12
(Gain) loss on disposal of income producing properties	(0.02)	(0.12)	(0.17)	0.01	(0.03)
Other items:
Pro-rata share of real estate depreciation from joint ventures	—	—	—	—	—

Funds from operations per diluted share	$0.41	$0.41	$0.39	$0.40	$0.38

Sequential increase (decrease)	0.0%	5.1%	-2.5%	5.3%

*	Earnings per diluted share reflect the add-back of those minority interests which are convertible to shares of our common stock

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS AVAILABLE FOR DISTRIBUTION
For the quarter ended March 31, 2005
(in thousands, except per share data)

			For the
	For the three months ended		year ended
	Mar 31, 2005	Mar 31, 2004	Dec 31, 2004
Funds from operations	$30,649	$26,900	$113,471

Adjust for certain non-cash items:
Amortization of deferred financing fees	379	266	1,459
Amortization of above/below market rent intangibles	(148)	(2)	(192)
Amortization of restricted stock	1,486	1,172	5,163
Straight line rents	(1,267)	(544)	(3,835)
Capitalized interest	(633)	(812)	(3,204)
Amortization of debt premium/discount	(1,286)	(1,215)	(4,958)

Total non-cash items	(1,469)	(1,135)	(5,567)

Adjust for recurring capital expenditures:
Tenant improvements	(365)	(230)	(1,504)
Leasing commissions and costs	(1,511)	(169)	(2,744)
Other capital expenditures	(414)	(241)	(1,236)

Total recurring capital expenditures	(2,290)	(640)	(5,484)

Funds available for distribution before debt payments	$26,890	$25,125	$102,420
Scheduled debt payments	(2,755)	(2,272)	(9,807)

Funds available for distribution	$24,135	$22,853	$92,613

Increase	5.6%

Funds available for distribution per diluted share	$0.33	$0.32	$1.29

Increase	3.1%

Cash Dividends	$21,426	$19,630	$80,903

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS AVAILABLE FOR DISTRIBUTION — QUARTERLY BREAKOUT
For the quarter ended March 31, 2005
(in thousands, except per share data)

	For the three months ended
	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 31, 2004
Funds from operations	$30,649	$30,173	$28,051	$28,347	$26,900

Adjust for certain non-cash items:
Amortization of deferred financing fees	379	381	409	404	266
Amortization of above/below market rent intangibles	(148)	(127)	(48)	(15)	(2)
Amortization of restricted stock	1,486	1,363	1,368	1,260	1,172
Straight line rents	(1,267)	(1,120)	(1,100)	(1,070)	(544)
Capitalized interest	(633)	(996)	(676)	(720)	(812)
Amortization of debt premium/discount	(1,286)	(1,265)	(1,230)	(1,247)	(1,215)

Total non-cash items	(1,469)	(1,764)	(1,277)	(1,388)	(1,135)

Adjust for recurring capital expenditures:
Tenant improvements	(365)	(570)	(295)	(409)	(230)
Leasing commissions and costs	(1,511)	(737)	(871)	(967)	(169)
Other capital expenditures	(414)	(305)	(405)	(285)	(241)

Total recurring capital expenditures	(2,290)	(1,612)	(1,571)	(1,661)	(640)

Funds available for distribution before debt payments	$26,890	$26,797	$25,203	$25,298	$25,125
Scheduled debt payments	(2,755)	(2,600)	(2,514)	(2,405)	(2,272)

Funds available for distribution	$24,135	$24,197	$22,689	$22,893	$22,853

Sequential increase(decrease)	-0.3%	6.6%	-0.9%	0.2%

Funds available for distribution per diluted share	$0.33	$0.33	$0.31	$0.32	$0.32

Sequential increase(decrease)	0.0%	6.5%	-3.1%	0.0%

Cash Dividends	$21,426	$21,276	$20,272	$19,725	$19,630

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
As of March 31, 2005
(in thousands, except per share data)

	As of
	Mar 31, 2005	Dec 31, 2004	Sep 30, 2004	Jun 30, 2004	Mar 30, 2004
Assets
Properties
Income producing	$1,911,819	$1,915,216	$1,777,783	$1,780,145	$1,740,063
Less: accumulated depreciation	(104,718)	(95,934)	(86,871)	(78,492)	(74,485)

Rental property	1,807,101	1,819,282	1,690,912	1,701,653	1,665,578
Construction in progress and land held for development	50,026	41,759	44,652	38,803	54,338
Property held for sale	9,199	12,646	12,232	44,185	1,231

Properties, net	1,866,326	1,873,687	1,747,796	1,784,641	1,721,147

Cash and cash equivalents	—	5,122	1,988	—	17
Cash held in escrow	—	—	8,734	5,814	1,884
Accounts and other receivables, net	10,204	15,699	12,135	9,403	8,919
Securities	44,593	35,756	29,405	18,287	—
Goodwill	13,807	14,020	14,184	14,477	14,578
Other assets	57,719	48,008	61,014	46,958	45,554

Total	$1,992,649	$1,992,292	$1,875,256	$1,879,580	$1,792,099

Liabilities and stockholders’ equity
Liabilities
Mortgage notes payable	$488,817	$495,056	$480,739	$497,741	$470,263
Unsecured revolving credit facilities	144,763	147,000	64,000	80,541	50,879
Unsecured senior notes payable	345,165	347,261	350,000	350,000	350,000
Margin payable for securities	—	—	—	11,075	—

Total debt	978,745	989,317	894,739	939,357	871,142
Unamortized premium/discount on notes payable	20,318	21,603	20,354	21,585	23,894

Total notes payable	999,063	1,010,920	915,093	960,942	895,036

Accounts payable and other liabilities	48,787	48,587	54,521	52,192	36,639

Total liabilities	1,047,850	1,059,507	969,614	1,013,134	931,675

Minority interest	1,417	1,397	1,388	12,400	12,444

Stockholders’ equity	943,382	931,388	904,254	854,046	847,980

Total	$1,992,649	$1,992,292	$1,875,256	$1,879,580	$1,792,099

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
As of March 31, 2005
(in thousands)

	Maturity		Mar 31, 2005	Dec 31, 2004	Percent of total
Debt Instrument	date	Rate (1)	balance	balance	indebtedness
Mortgage debt
Lantana Village	03/15/05	6.950%	$—	$3,512	0.00%
Elmwood Oaks	06/01/05	8.375%	7,500	7,500	0.75%
Benchmark Crossing	08/01/05	9.250%	3,202	3,226	0.32%
Sterling Plaza	09/01/05	8.750%	3,844	3,874	0.38%
Woodruff	09/10/05	7.580%	2,935	2,969	0.29%
Townsend Square	10/01/05	8.500%	4,747	4,768	0.48%
Green Oaks	11/01/05	8.375%	2,915	2,937	0.29%
Melbourne Plaza	11/01/05	8.375%	1,685	1,698	0.17%
Walden Woods	08/01/06	7.875%	2,242	2,272	0.22%
Big Curve	10/01/06	9.190%	5,277	5,310	0.53%
Highland Square	12/01/06	8.870%	3,926	3,951	0.39%
Park Northern	12/01/06	8.370%	2,156	2,182	0.22%
Crossroads Square	12/01/06	8.440%	12,275	12,324	1.23%
Rosemeade	12/01/07	8.295%	3,089	3,109	0.31%
Colony Plaza	01/01/08	7.540%	2,964	2,976	0.30%
Parkwood	01/01/08	7.280%	6,085	6,110	0.61%
Richwood	01/01/08	7.280%	3,135	3,147	0.31%
Commonwealth	02/15/08	7.000%	2,606	2,636	0.26%
Mariners Crossing	03/01/08	7.080%	3,319	3,332	0.33%
Pine Island/Ridge Plaza	07/01/08	6.910%	24,482	24,582	2.45%
Forestwood	01/01/09	5.070%	7,087	7,128	0.71%
Shoppes of North Port	02/08/09	6.650%	3,982	4,008	0.40%
Prosperity Centre	03/01/09	7.875%	5,926	6,022	0.59%
Shoppes of Ibis	09/01/09	6.730%	5,641	5,687	0.56%
Tamarac Town Square	10/01/09	9.190%	6,099	6,122	0.61%
Park Promenade	02/01/10	8.100%	6,223	6,241	0.62%
Skipper Palms	03/01/10	8.625%	3,517	3,526	0.35%

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
As of March 31, 2005
(in thousands)

	Maturity		Mar 31, 2005	Dec 31, 2004	Percent of total
Debt Instrument	date	Rate (1)	balance	balance	indebtedness
Jonathan’s Landing	05/01/10	8.050%	$2,859	$2,868	0.29%
Bluff’s Square	06/01/10	8.740%	9,980	10,005	1.00%
Kirkman Shoppes	06/01/10	8.740%	9,424	9,448	0.94%
Ross Plaza	06/01/10	8.740%	6,573	6,589	0.66%
Boynton Plaza	07/01/10	8.030%	7,402	7,423	0.74%
Pointe Royale	07/15/10	7.950%	4,219	4,284	0.42%
Westgate	07/31/10	4.880%	29,506	29,625	2.95%
Shops at Skylake	08/01/10	7.650%	14,171	14,266	1.42%
Parkwest Crossing	09/01/10	8.100%	4,671	4,684	0.47%
Spalding Village	09/01/10	8.190%	10,151	10,231	1.02%
Minyards	11/01/10	8.320%	2,462	2,473	0.25%
Charlotte Square	02/01/11	9.190%	3,533	3,550	0.35%
Forest Village	04/01/11	7.270%	4,427	4,441	0.44%
Boca Village	05/01/11	7.200%	8,185	8,211	0.82%
MacLand Pointe	05/01/11	7.250%	5,780	5,798	0.58%
Pine Ridge Square	05/01/11	7.020%	7,250	7,273	0.73%
Sawgrass Promenade	05/01/11	7.200%	8,185	8,211	0.82%
Presidential Markets	06/01/11	7.650%	27,082	27,159	2.71%
Lake Mary	11/01/11	7.250%	24,210	24,282	2.42%
Lake St. Charles	11/01/11	7.130%	3,822	3,833	0.38%
Belfair Towne Village	12/01/11	7.320%	11,145	11,197	1.12%
Marco Town Center	01/01/12	6.700%	8,536	8,578	0.85%
Riverside Square	03/01/12	9.190%	7,561	7,589	0.76%
Sparkleberry Square (2)	11/30/12	6.170%	6,622	6,655	0.66%
Cashmere	11/01/12	5.880%	5,115	5,141	0.51%
Eastwood	11/01/12	5.880%	6,095	6,126	0.61%
Meadows	11/01/12	5.870%	6,405	6,438	0.64%
Lutz Lake	12/01/12	6.280%	7,500	7,500	0.75%

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
As of March 31, 2005
(in thousands)

	Maturity			Mar 31, 2005	Dec 31, 2004	Percent of total
Debt Instrument	date		Rate (1)	balance	balance	indebtedness
Summerlin Square	02/01/14		6.750%	$3,550	$3,622	0.36%
Bird Ludlum	02/15/15		7.680%	9,531	9,690	0.95%
Treasure Coast	04/01/15		8.000%	4,461	4,532	0.45%
Shoppes of Silverlakes	07/01/15		7.750%	2,586	2,627	0.26%
Medford	02/01/16		8.690%	5,438	5,512	0.54%
Swampscott	02/01/16		8.690%	2,362	2,395	0.24%
Plymouth	02/01/16		8.690%	3,974	4,029	0.40%
Grassland Crossing	12/01/16		7.870%	5,786	5,827	0.58%
Mableton Crossing	08/15/18		6.850%	4,037	4,062	0.40%
Sparkleberry Square (2)	06/30/20		6.750%	7,845	7,918	0.79%
BridgeMill	05/05/21		7.940%	9,352	9,395	0.94%
Westport Plaza	08/24/23		7.490%	4,853	4,876	0.49%
Chastain Square	02/28/24		6.500%	3,796	3,821	0.38%
Daniel Village	02/28/24		6.500%	4,149	4,177	0.42%
Douglas Commons	02/28/24		6.500%	4,944	4,976	0.49%
Fairview Oaks	02/28/24		6.500%	4,679	4,710	0.47%
Madison Centre	02/28/24		6.500%	3,796	3,821	0.38%
Paulding Commons	02/28/24		6.500%	6,444	6,487	0.65%
Siegen Village	02/28/24		6.500%	4,193	4,221	0.42%
Wesley Chapel Crossing	02/28/24		6.500%	3,311	3,332	0.33%

Total mortgage debt (74 loans)	5.6	years	7.26%	$488,817	$495,056	48.93%
Net interest premium/discount	(wtd-avg maturity)		(wtd-avg interest rate)	12,284	12,721	1.23%

Total mortgage debt (including net interest premium/discount)				$501,101	$507,777	50.16%

EQUITY ONE, INC. AND SUBSIDIARIES

DEBT SUMMARY
As of March 31, 2005
(in thousands)

	Maturity		Mar 31, 2005	Dec 31, 2004	Percent of total
Debt Instrument	date	Rate (1)	balance	balance	indebtedness
Unsecured senior notes payable
7.77% senior notes	04/01/06	7.770%	$50,000	$50,000	5.00%
7.25% senior notes	08/15/07	7.250%	75,000	75,000	7.51%
3.875% senior notes (3)	04/15/09	3.875%	200,000	200,000	20.02%
Fair value of interest rate swap			(4,835)	(2,739)	-0.48%
7.84% senior notes	01/23/12	7.840%	25,000	25,000	2.50%

Total unsecured senior notes payable	3.5 years	5.10%	345,165	347,261	34.55%
Net interest premium/discount	(wtd-avg maturity)	(wtd-avg interest rate)	8,034	8,882	0.80%

Total unsecured senior notes payable (including net interest premium/discount)			$353,199	$356,143	35.35%

Revolving credit facilities
$340MM Wells Fargo Unsecured	02/12/06	3.19%	144,000	147,000	14.41%
$5MM City National Bank Unsecured	11/11/05	3.89%	763	—	0.08%

Total revolving credit facilities			$144,763	$147,000	14.49%

Total debt			$978,745	$989,317	97.97%
Net interest premium/discount			20,318	21,603	2.03%

Total debt (including net interest premium/discount)			$999,063	$1,010,920	100.00%

Senior Unsecured Debt Ratings
Moody’s			Baa3 (Stable)	Baa3 (Stable)
S&P			BBB- (Stable)	BBB- (Stable)

EQUITY ONE, INC. AND SUBSIDIARIES

DEBT MATURITIES
As of March 31, 2005
(in thousands)

	Secured Debt		Unsecured Debt
Maturity schedule	Scheduled	Balloon	Revolving	Senior		Percent of
by year	amortization	payments (4)	Credit Facilities (4)	Notes(5)	Total	debt maturing
2005	$8,054	$26,595	$763	$—	$35,412	3.6%
2006	11,069	24,758	144,000	50,000	229,827	23.4%
2007	11,252	2,864	—	75,000	89,116	9.1%
2008	11,391	40,104	—	—	51,495	5.2%
2009	11,125	24,332	—	200,000	235,457	23.9%
2010	10,224	98,471	—	—	108,695	11.1%
2011	8,490	93,433	—	—	101,923	10.4%
2012	7,324	40,056	—	25,000	72,380	7.4%
2013	7,020	—	—	—	7,020	0.7%
2014	7,110	—	—	—	7,110	0.7%
Thereafter	35,130	10,015	—	—	45,145	4.6%

Total	$128,189	$360,628	$144,763	$350,000	$983,580	100.0%

(1)	The rate in effect on March 31, 2005.

(2)	The Sparkleberry property is encumbered by two separate mortgages.

(3)	$100M of the outstanding balance has been swapped to a floating interest rate based on 6 month LIBOR in arrears, plus 0.4375%. The indicated rate and weighted average rate for the unsecured notes does not reflect the effect of the interest rate swap.

(4)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options are available.

(5)	Excludes the adjustment attributable to the fair value of the associated interest rate swap.

EQUITY ONE, INC. AND SUBSIDIARIES

PROPERTY STATUS REPORT
As of March 31, 2005

		Year	Total		number			Supermarket anchor					Average
		built /	square footage	Percent	of tenants			owned		shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant		SF		SF	expiration date	Other anchor tenants	per leased SF
ALABAMA (2)
Madison Centre	Madison	1997	64,837	100.0%	13	0	37,912				Publix	Rite Aid	$9.71
											(6/1/2017)
West Gate Plaza	Mobile	1974, 1995 / 1985	64,378	96.9%	7	2	44,000				Winn-Dixie	Rite Aid	6.99
											(7/19/2015)

TOTAL SHOPPING CENTERS ALABAMA (2)			129,215	98.5%	20	2	81,912		0				$8.37

ARIZONA (2)
** Big Curve	Yuma	1969 / 1996	126,402	95.3%	31	2			60,000		Albertsons	Millers Outpost, Beall's Outlet	9.80
Park Northern	Phoenix	1982 / 1996	126,852	95.8%	23	2	51,511				Safeway	Bealls, Chuck E Cheese, Life Skills Center	6.92
											(5/31/2008)

TOTAL SHOPPING CENTERS ARIZONA (2)			253,254	95.6%	54	4	51,511		60,000				$8.35

FLORIDA (76)
North Florida (13)
Atlantic Village	Atlantic Beach	1984 / 1998	100,559	97.9%	24	1	39,795				Publix	JoAnn Fabrics, Dollar Tree	10.07
											(10/31/2008)
Beauclerc Village	Jacksonville	1962 / 1988	70,429	86.9%	10	1						Big Lots, Goodwill, Bealls Outlet	7.76
Commonwealth	Jacksonville	1984 / 1998	81,467	95.6%	15	1	48,997				Winn-Dixie/Save Rite		8.35
											(2/28/2018)
Forest Village	Tallahassee	2000	71,526	93.9%	14	3	37,866				Publix		10.50
											(4/30/2020)
Ft. Caroline	Jacksonville	1985 / 1995	74,546	80.7%	9	4	45,500				Winn-Dixie		7.42
											(5/31/2015)
Mandarin Landing	Jacksonville	1976 / 2000	141,565	91.6%	35	2	34,400				Publix	Office Depot	9.98
											(2/14/2007)
Medical & Merchants	Jacksonville	1993	152,761	97.9%	15	2	55,999				Publix	Memorial Health Group, Blockbuster	11.94
											(2/10/2013)
Middle Beach	Panama City Beach	1994	69,277	100.0%	9	0	56,077				Publix	Movie Gallery	9.48
											(9/30/2014)
Monument Point	Jacksonville	1985 / 1997	75,128	100.0%	12	0	46,772				Winn-Dixie	CVS Pharmacy	6.75
											(3/27/2010)
Oak Hill	Jacksonville	1985 / 1997	78,492	100.0%	19	0	39,795				Publix		7.11
											(3/11/2010)
Parkmore Plaza	Milton	1986	159,067	97.9%	11	2						Wal-Mart*(Bealls), Big Lots	4.46
Pensacola Plaza	Pensacola	1985	56,098	91.4%	2	1	42,848				FoodWorld		4.27
											(12/31/2009)
South Beach	Jacksonville Beach	1990, 1991	289,964	95.3%	44	7	29,000				Food Lion	Home Depot, Stein Mart, Bealls	9.55
											(3/31/2010)
Central Florida (11)
Alafaya Commons	Orlando	1987	123,133	98.3%	28	1	54,230				Publix	Blockbuster	11.84
											(11/30/2007)
Conway Crossing	Orlando	2002	76,321	100.0%	18	0	44,271				Publix		11.68
											(4/30/2022)
Eastwood	Orlando	1997	69,037	100.0%	13	0	51,512				Publix		11.41
											(11/1/2017)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of March 31, 2005

		Year	Total		number			Supermarket anchor				Average
		built /	square footage	Percent	of tenants			owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant		SF	SF	expiration date	Other anchor tenants	per leased SF
Eustis Square	Eustis	1983 / 1997 / 2004	126,791	77.6%	18	9	15,872			Save-a-Lot	Accent Marketing, Goodwill	$5.81
										(5/31/2013)
Hunters Creek	Orlando	1998	68,032	100.0%	9	0	51,255			Winn-Dixie		10.92
										(9/23/2018)
Kirkman Shoppes	Orlando	1973	88,820	98.6%	29	1					CVS Pharmacy	16.17
Lake Mary	Orlando	1988 / 2001	342,384	98.5%	65	21	63,139			Albertsons	Kmart, Lifestyle Fitness, Sunstar Movie	11.31
										(6/30/2012)	Theatres
Park Promenade	Orlando	1987 / 2000	125,818	95.4%	24	2	55,000			Publix*	Orange County Library, Blockbuster,	8.88
										(2/9/2007)	Goodwill
Town & Country	Kissimmee	1993	72,043	100.0%	13	0	52,883			Albertsons		7.26
										(10/31/2018)
Unigold	Winter Park	1987	117,527	100.0%	25	0	52,500			Winn-Dixie	Blockbuster, Lifestyle Family Fitness	11.32
										(4/30/2007)
Walden Woods	Plant City	1985 / 1998, 2003	75,874	82.9%	12	1					Dollar Tree, Aaron Rents, Dollar General	6.65
Florida West Coast (17)
Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	91.4%	17	7	52,610			Publix	Bealls Outlet, West Marine	9.59
										(11/30/2021)
Carrollwood	Tampa	1970 / 2002	94,203	87.8%	29	7	27,887			Publix	Floors Today	12.30
										(11/30/2022)
Charlotte Square	Port Charlotte	1980	96,188	95.0%	22	4	44,024			Publix	Pet Supermarket	7.75
										(1/31/2011)
Chelsea Place	New Port Richey	1992	81,144	100.0%	18	0	48,890			Publix	CVS Pharmacy	11.14
										(5/27/2012)
Lake St. Charles	Tampa	1999	57,015	100.0%	8	0	46,295			Kash n’ Karry		9.84
										(6/30/2019)
Lutz Lake	Lutz	2002	64,985	98.3%	14	1	44,270			Publix		13.70
										(5/31/2022)
Marco Town Center	Marco Island	2001	109,830	96.4%	40	4	27,887			Publix	West Marine	16.76
										(1/31/2018)
Mariners Crossing	Spring Hill	1989 / 1999	85,507	96.1%	13	3	48,315			Kash n’ Karry		8.30
										(8/15/2020)
Pavilion	Naples	1982	167,745	91.5%	39	4	50,795			Publix	Pavillion 6 Theatre, Anthony’s	14.49
										(2/28/2013)
Regency Crossing	Port Richey	1986 / 2001	85,864	84.5%	15	10	44,270			Publix		10.37
										(2/28/2021)
Ross Plaza	Tampa	1984 / 1996	85,359	98.3%	17	2					Ross Dress for Less, Laminate Kingdom	10.22
Seven Hills	Spring Hill	1991	64,590	100.0%	12	0	48,890			Publix		9.80
										(9/25/2011)
Shoppes of North Port	North Port	1991	84,705	100.0%	22	0	48,890			Publix	Bealls Outlet	9.94
										(12/11/2011)
Skipper Palms	Tampa	1984	88,000	92.9%	14	3	53,440			Winn-Dixie		8.57
										(5/31/2016)
Summerlin Square	Fort Myers	1986 / 1998	109,156	90.3%	21	7	45,500			Winn-Dixie	CVS Pharmacy, West Marine	9.97
										(6/4/2006)
Venice Plaza	Venice	1971/ 1979 / 1999	148,779	84.2%	14	2	42,582			Kash n’ Karry	TJ Maxx, Blockbuster	5.51
										(9/30/2018)
Venice Shopping Center	Venice	1968 / 2000	111,934	91.4%	13	2	44,271			Publix	Beall’s Outlet, Dollar Tree, Wachovia Bank	5.10
										(12/31/2026)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of March 31, 2005

		Year	Total		number			Supermarket anchor					Average
		built /	square footage	Percent	of tenants			owned		shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant		SF		SF	expiration date	Other anchor tenants	per leased SF
Florida Treasure Coast (8)
Bluffs Square	Jupiter	1986	132,395	98.2%	46	2	39,795				Publix	Walgreens	$12.27
											(10/22/2006)
Cashmere Corners	Port St. Lucie	2001	89,234	100.0%	18	0	59,448				Albertsons		7.97
											(4/30/2025)
Jonathan’s Landing	Jupiter	1997	26,820	100.0%	12	0			53,850		Albertsons	Blockbuster	18.79
New Smyrna Beach	New Smyrna Beach	1987	118,451	97.1%	33	1	42,112				Publix	Walgreens* (Bealls Outlet), Bealls Home	10.10
											(9/30/2007)	Outlet, Blockbuster
Old King Commons	Palm Coast	1988	84,759	100.0%	19	0						Wal-Mart* (Bealls Outlet)	8.07
Ryanwood	Vero Beach	1987	114,925	99.2%	31	1	39,795				Publix	Bealls Outlet, Books-A-Million	9.79
											(3/23/2017)
Salerno Village	Stuart	1987	79,903	95.9%	17	3	45,802				Winn-Dixie	CVS Pharmacy	10.13
											(3/23/2024)
Treasure Coast	Vero Beach	1983	133,781	94.5%	21	4	59,450				Winn-Dixie	TJ Maxx	8.68
											(4/12/2015)
South Florida / Atlantic Coast (27)
Bird Ludlum	Miami	1988 / 1998	192,282	96.3%	43	3	44,400				Winn-Dixie	CVS Pharmacy, Blockbuster, Goodwill	15.18
											(12/31/2007)
Boca Village	Boca Raton	1978	93,428	100.0%	22	0	36,000				Publix	CVS Pharmacy	15.46
											(3/31/2007)
Boynton Plaza	Boynton Beach	1978 / 1999	99,324	100.0%	29	0	37,664				Publix	CVS Pharmacy, Hollywood Video	11.11
											(8/31/2008)
Countryside Shops	Cooper City	1986, 1988, 1991	179,561	98.6%	45	1	39,795				Publix	CVS Pharmacy, Stein Mart	12.55
											(12/4/2010)
Crossroads Square	Ft. Lauderdale	1973	270,206	98.2%	24	3						Lowe’s, CVS Pharmacy, 99 Cent Stuff	7.82
CVS Plaza	Miami	2004	27,904	90.7%	7	2						CVS Pharmacy	16.17
El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	0						Jumbo Buffet	15.49
Greenwood	Palm Springs	1982, 1994	132,325	92.1%	31	7	50,032				Publix	Bealls Outlet, World Savings Bank	12.09
											(12/5/2014)
Lago Mar	Miami	1995	82,613	95.9%	18	3	42,323				Publix	Blockbuster	11.71
											(9/13/2015)
Lantana Village	Lantana	1976 / 1999	181,780	99.2%	24	2	39,473				Winn-Dixie	Kmart,Rite Aid* (FamilyDollar), Hollywood	6.76
											(2/15/2011)	Video
Meadows	Miami	1997	75,524	100.0%	20	0	47,955				Publix		12.66
											(7/9/2017)
Oakbrook Square	Palm Beach Gardens	1974 / 2000, 2003	212,074	91.3%	26	4	44,400				Publix	SteinMart, Homegoods, CV S, Basset	13.52
											(11/30/2020)	Furniture
Pine Island	Davie	1983 / 1999	254,907	99.3%	46	1	39,943				Publix	Home Depot Expo, Bealls Outlet	10.06
											(11/30/2013)
Pine Ridge Square	Coral Springs	1986 / 1998, 1999	117,399	99.1%	34	1	17,441				Fresh Market	Bed Bath & Beyond, Off Ma in Furniture,	13.67
											(6/30/2009)	Blockbuster
Plaza Alegre	Miami	2003	91,611	96.1%	19	2	44,271				Publix	Goodwill, Blockbuster	14.66
											(3/14/2023)
Point Royale	Miami	1970 / 2000	209,863	97.2%	23	2	45,350				Winn-Dixie	Best Buy, CVS Pharmacy* (Anna’s Linens)	6.37
											(2/18/2011)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of March 31, 2005

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
Prosperity Centre	Palm Beach Gardens	1993	122,106	100.0%	9	0				Office Depot, Barnes & Noble, Bed Bath
										& Beyond, Carmine’s, TJ Maxx	$15.60

Ridge Plaza	Davie	1984 / 1999	155,204	98.7%	28	1		(see Pine Island)		AMC Theater, Kabooms, Wachovia* (United
										Collection), Uncle Funny's, Round Up	9.50

Riverside Square	Coral Springs	1987	107,941	94.7%	33	3	39,795		Publix	Tuesday Morning	13.60
									(2/18/2007)

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	90.0%	25	4	36,464		Publix	Walgreens, Blockbuster	10.80
									(12/15/2009)

Sheridan	Hollywood	1973 / 1991	455,843	98.8%	62	3	65,537		Publix	Ross, Bed Bath & Beyond,
									(10/9/2011)	Blockbuster, Office Depot, AMC Theater,
										CVS, LA Fitness	13.82

Shoppes of Ibis	West Palm Beach	1999	79,420	100.0%	18	0	51,420		Publix		12.71
									(4/30/2019)

Shoppes of Silverlakes	Pembroke Pines	1995, 1997	126,788	99.1%	39	1	47,813		Publix	Blockbuster	16.32
									(6/14/2015)

Shops at Skylake	North Miami Beach	1999-2005	247,919	99.6%	49	1	51,420		Publix (7/31/2019)	Goodwill, L.A. Fitness, Blockbuster	14.99

Tamarac Town Square	Tamarac	1987	127,635	88.5%	31	9	37,764		Publix		10.78
									(12/15/2014)

West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	0	46,216		Winn-Dixie	Navarro Pharmacy	11.11
									(10/31/2016)

Westport Plaza	Davie	2002	36,212	100.0%	5	0	27,887		Publix	Blockbuster	16.77
									(11/30/2022)

TOTAL SHOPPING CENTERS FLORIDA (76)			9,023,625	96.0%	1,736	179	2,856,292	53,850			$10.83

GEORGIA (23)

Atlanta (18)

BridgeMill	Canton	2000	89,102	90.7%	25	5	37,888		Publix		14.95
									(1/31/2020)

Butler Creek	Acworth	1990	95,597	97.0%	17	2	59,997		Kroger		10.85
									(6/30/2018)

Chastain Square	Atlanta	1981 / 2001	91,637	98.7%	27	1	37,366		Publix		16.32
									(5/31/2024)

Commerce Crossing	Commerce	1988	100,668	92.1%	8	2	32,000		Ingles	Wal-Mart*	4.01
									(9/26/2009)

Douglas Commons	Douglasville	1988	97,027	100.0%	17	0	59,431		Kroger		9.84
									(8/31/2013)

Fairview Oaks	Ellenwood	1997	77,052	100.0%	13	0	54,498		Kroger	Blockbuster	11.33
									(9/30/2016)

Grassland Crossing	Alpharetta	1996	90,906	93.2%	11	3	70,086		Kroger		11.56
									(6/30/2016)

Hamilton Ridge	Buford	2002	89,496	93.3%	18	3	54,166		Kroger		12.75
									(11/30/2022)

Mableton Crossing	Mableton	1997	86,819	95.5%	15	1	63,419		Kroger		10.25
									(8/31/2017)

Macland Pointe	Marietta	1992-1993	79,699	100.0%	17	0	55,999		Publix		9.79
									(12/29/2012)

Market Place	Norcross	1976	77,706	96.3%	20	3				Peachtree Cinema	9.56

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
 As of March 31, 2005

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
Paulding Commons	Dallas	1991	192,391	96.6%	28	3	49,700		Kroger	Kmart	$8.04
									(2/28/2011)

Powers Ferry Plaza	Marietta	1979, 1987 / 1998	86,473	94.5%	22	3				Micro Center	10.55

Presidential Markets	Snellville	1993-2000	396,408	99.0%	34	1	56,146		Publix (12/31/2019)	Bed Bath & Beyond, GAP, TJ Maxx,	10.37
										Shoe Carnival, Borders, Ross Dress for
										Less, Marshalls, Carmike Cinema, Office Depot

Shops of Huntcrest	Lawrenceville	2003	97,040	100.0%	26	0	54,340		Publix		13.47
									(1/31/2023)

Wesley Chapel Crossing	Decatur	1989	170,792	96.0%	21	4	32,000		Ingles*	Wal-Mart*, CVS Pharmacy	6.18
									(9/25/2009)

West Towne Square	Rome	1988	89,596	87.3%	14	4				Big Lots, Eckerd*	5.73

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	100.0%	27	0					17.66

Central Georgia (3)

Daniel Village	Augusta	1956 / 1997	171,932	95.9%	36	3	45,971		Bi-Lo	Eckerd, St. Joseph Home Health Care	7.98
									(3/25/2022)

Spalding Village	Griffin	1989	235,318	59.8%	21	7	59,431		Kroger	JC Penney, Blockbuster	7.77
									(5/31/2014)

Walton Plaza	Augusta	1990	43,460	100.0%	8	0	32,960		Harris Teeter* /Omni Fitness		9.56
									(4/1/2011)

South Georgia (2)

Colony Square	Fitzgerald	1987	50,000	83.6%	4	4	32,200		Food Lion		6.49
									(12/31/2007)

McAlpin Square	Savannah	1979	176,807	92.6%	24	3	43,600		Kroger (8/31/2015)	US Post Office, Big Lots, In Fashion Menswear Outlet	7.42

TOTAL SHOPPING CENTERS GEORGIA (23)			2,730,854	92.8%	453	52	931,198	0			$9.69

KENTUCKY (1)

Scottsville Square	Bowling Green	1986	38,450	45.4%	7	5				Hancock Fabrics	6.77

TOTAL SHOPPING CENTERS KENTUCKY (1)			38,450	45.4%	7	5	0	0			$6.77

LOUISIANA (14)

Ambassador Row	Lafayette	1980, 1991	193,978	84.3%	22	4				Conn’s Appliances, Big Lots, Chuck E	8.75
										Cheese, Goody’s

Ambassador Row Courtyard	Lafayette	1986, 1991 / 2005	146,697	93.0%	20	4				Bed. Bath & Beyond, Marshall’s, Hancock	9.29
										Fabrics

Bluebonnet Village	Baton Rouge	1983	90,215	98.4%	19	1	33,387		Matherne’s		8.16
									(11/30/2010)

Boulevard	Lafayette	1976, 1994	68,012	95.1%	13	2				Piccadilly, Harbor Freight Tools,	7.20
										Golfballs.com

Country Club Plaza	Slidell	1982 / 1994	64,686	94.6%	10	1	33,387		Winn-Dixie	Dollar General	5.86
									(1/31/2008)

Crossing	Slidell	1988, 1993	113,989	97.4%	14	1	58,432		Save A Center (9/29/2009)	A-1 Home Appliance, Piccadilly	5.65

Elmwood Oaks	Harahan	1989	133,995	95.7%	8	1				Wal-Mart* (Academy Sports, Dollar	9.87
										Tree), Advance Auto* (Goodwill)

Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	0				Academy Sports, JoAnn Fabrics	0.14

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
 As of March 31, 2005

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
Plaza Acadienne	Eunice	1980	105,419	96.2%	7	1	28,092		Super 1 Store	Fred’s, Howard Brothers*	$3.52
									(6/30/2010)

Sherwood South	Baton Rouge	1972, 1988, 1992	77,107	70.8%	9	1				Burke’s Outlet, Harbor Freight Tools, Blockbuster	7.30

Siegen Village	Baton Rouge	1988	170,416	99.5%	19	1				Office Depot, Big Lots, Dollar Tree, Stage, Party City	8.40

Tarpon Heights	Galliano	1982	56,605	92.0%	8	2				CVS Pharmacy, Stage, Dollar General	4.75

Village at Northshore	Slidell	1988	144,638	97.6%	12	1				Marshalls, Dollar Tree, Kirschman’s,	8.40
										Bed Bath & Beyond, Office Depot

Wal-Mart Mathews	Mathews	1985	54,223	100.0%	1	0				Wal-Mart	2.90

TOTAL SHOPPING CENTERS LOUISIANA (14)			1,620,565	94.3%	163	20	153,298	0			$6.51

MASSACHUSETTS (6)

Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	0	66,108		Star Market		23.90
									(1/2/2016)

Medford Shaw’s Supermarket	Medford	1995	60,356	100.0%	1	0	60,356		Shaw’s		21.37
									(1/1/2016)

Plymouth Shaw’s Supermarket	Plymouth	1993	59,726	100.0%	1	0	59,726		Shaw’s		15.79
									(1/1/2016)

Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	0	100,741		Star Market		15.43
									(1/2/2016)

Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	0	35,907		Whole Foods		21.00
									(1/1/2016)

West Roxbury Shaw’s Plaza	West Roxbury	1973 / 1995	68,141	97.8%	6	1	54,928		Shaw’s		21.13
									(1/2/2016)

TOTAL SHOPPING CENTERS MASSACHUSETTS (6)			390,979	99.6%	11	1	377,766	0			$19.33

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	100.0%	7	0				Rite Aid, Big Lots	5.76

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	7	0	0	0			$5.76

NORTH CAROLINA (12)

Centre Pointe Plaza	Smithfield	1989	163,642	95.7%	20	3				Wal-Mart* (Belk’s, Goody’s), Dollar Tree	5.53

Chestnut Square	Brevard	1985	39,640	83.9%	4	3	21,000		Food Lion*	Eckerd* (Dollar General)	6.40
									(9/28/2010)

Galleria	Wrightsville Beach	1986, 1990	92,114	91.5%	32	6	28,000		Harris Teeter	Eckerd	9.57
									(4/5/2006)

Parkwest Crossing	Durham	1990	85,602	97.5%	16	1	38,052		Food Lion		10.12
									(12/14/2010)

Plaza North	Hendersonville	1986	47,240	94.9%	7	2	25,590		Bi-Lo*	CVS Pharmacy	7.02
									(8/31/2006)

Providence Square	Charlotte	1973	85,930	92.0%	19	6	35,702		Harris Teeter*	Eckerd	8.24
									(4/30/2006)

Riverview Shopping Center	Durham	1973 / 1995	127,498	91.8%	10	2	53,538		Kroger (12/31/2014)	Upchurch Drugs, Blockbuster	7.38

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
 As of March 31, 2005

		Year	Total		number		Supermarket anchor				Average
		built /	square footage	Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
Salisbury Marketplace	Salisbury	1987	79,732	93.9%	17	3	31,762		Food Lion		$9.98
									(2/11/2023)

Shelby Plaza	Shelby	1972	103,200	100.0%	8	0				Big Lots, Aaron Rents* (Hancock Fabrics), Tractor Supply Company	3.16

Stanley Market Place	Stanley	1980, 1987	40,400	100.0%	3	0	28,400		Winn-Dixie (10/31/2006)	Family Dollar	5.47

Thomasville Commons	Thomasville	1991	148,754	100.0%	13	0	32,000		Ingles	Kmart, CVS Pharmacy	6.00
									(9/29/2012)

Willowdale Shopping Center	Durham	1986	121,376	93.9%	24	4	53,368		Harris Teeter	Eckerd* (Family Dollar)	10.20
									(5/14/2009)

TOTAL SHOPPING CENTERS NORTH CAROLINA (12)			1,135,128	95.1%	173	30	347,412	0			$7.32

SOUTH CAROLINA (8)

Belfair Towne Village	Bluffton	2000-2003	125,389	100.0%	29	0	55,696		Kroger	Blockbuster	14.03
									(10/31/2019)

Lancaster Plaza	Lancaster	1971 / 1990	77,400	91.5%	3	1	19,200		Bi-Lo		1.44
									(9/30/2010)

Lancaster Shopping Center	Lancaster	1963, 1987	29,047	17.2%	1	1					6.00

North Village Center	North Myrtle Beach	1984	60,356	96.8%	12	2	24,806		Bi-Lo	Dollar General, Gold’s Gym	8.33
									(5/31/2009)

Sparkleberry Square	Columbia	1997 / 2004	339,051	98.4%	23	2	67,943		Kroger	City, Bed Bath & Beyond	11.16
									(8/31/2017)

Spring Valley	Columbia	1978 / 1997	75,415	94.2%	15	2	45,070		Bi-Lo		9.05
									(12/31/2017)

Windy Hill	North Myrtle Beach	1968 / 1988	64,465	100.0%	2	0				Rose’s Store, Family Dollar Store	5.49

Woodruff	Greenville	1995	68,055	98.7%	9	1	47,955		Publix	Blockbuster	10.03
									(8/6/2015)

TOTAL SHOPPING CENTERS SOUTH CAROLINA (8)			839,178	94.8%	94	9	260,670	0			$9.76

TENNESSEE (1)

Smyrna Village	Smyrna	1992	83,334	94.8%	10	2	59,214		Kroger		8.27
									(2/29/2012)

TOTAL SHOPPING CENTERS TENNESSEE (1)			83,334	94.8%	10	2	59,214	0			$8.27

TEXAS (32)

Houston (17)

Barker Cypress	Houston	1999	66,945	90.9%	13	4	41,320		H.E.B.		12.47
									(1/31/2014)

Beechcrest	Houston	1981 / 2001	90,647	98.7%	14	1	40,345		Randall’s*	Walgreens*	8.75
									(6/24/2016)

Benchmark Crossing	Houston	1986	58,384	100.0%	5	0				Bally’s Fitness	12.70

Bissonnet	Houston	1999	15,542	73.6%	7	1		63,000	Kroger	Blockbuster	16.35

Colony Plaza	Sugarland	1997	26,513	95.0%	14	1					18.80

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of March 31, 2005

		Year	Total		number		Supermarket anchor					Average
		built /	square footage	Percent	of tenants		owned	shadow		name		base rent
Property	City	renovated	owned	leased	leased	vacant	SF	SF		expiration date	Other anchor tenants	per leased SF
Copperfield	Houston, TX	1994	133,984	98.2%	31	2						JoAnn Fabrics, Dollar Tree, 24 Hour Fitness	$12.32
Forestwood	Houston	1993	88,760	100.0%	16	0	59,334				Kroger (7/31/2013)	Blockbuster	11.30
Grogan’s Mill	The Woodlands	1986	118,493	97.4%	25	1	56,558				Randall’s* (99¢ Store)(6/24/2016)	Petco. Blockbuster	12.60
Hedwig	Houston	1974	69,504	70.8%	11	2						Ross Dress for Less	14.56
Highland Square	Sugarland	1998	64,171	93.9%	25	3							17.16
Market at First Colony	Sugarland	1988	107,301	98.1%	34	1			62,000		Kroger	TJ Maxx, CVS Pharmacy	16.24
Mason Park	Katy	1998	160,047	73.6%	33	6			58,890		Kroger	Walgreens* (Eloise Collectibles), Palais Royal, Petco	12.33
Mission Bend	Houston	1980 / 1999	131,575	85.5%	24	3	46,112				Randall’s (6/24/2016)	Remarkable Furniture	9.00
Spring Shadows	Houston	1999	106,995	96.1%	17	1	65,161				H.E.B. (4/30/2023)		9.64
Steeplechase	Jersey Village	1985	105,152	96.9%	23	2	56,208				Randall’s (6/24/2016)		11.22
Wal-Mart Marble Falls	Marble Falls	1985	53,571	100.0%	1	0						Wal-Mart* (Sutherland Lumber)	3.27
Westgate	Houston	1996 / 1998	298,354	100.0%	25	0	75,154				H.E.B. (12/31/2015)	Kohl’s, Oshman’s Sporting Goods, Office Max, Pier One Imports	11.75
Dallas (12)
Creekside	Arlington	1997 / 1998	101,016	100.0%	17	0	60,932				Kroger(11/30/2021)	Hollywood Video	12.04
DeSoto Shopping Center	DeSoto	1996	69,090	100.0%	5	0	58,960				Tom Thumb(11/15/2021)	Blockbuster	9.53
Green Oaks	Arlington	1983	65,091	77.0%	25	9			58,000		Kroger		11.00
Melbourne Plaza	Hurst	1983	47,517	92.0%	16	2							11.61
Minyards	Garland	2000	65,295	100.0%	2	0	58,695				Minyards/Sack N Save (4/30/2020)		6.12
Parkwood	Plano	1985	81,590	92.4%	18	2			62,000		Albertsons	Hollywood Video	13.38
Richwood	Richardson	1984	54,871	95.8%	25	2			61,877		Albertsons	Blockbuster	12.60
Rosemeade	Carrollton	1986	51,231	44.9%	8	10						Blockbuster	12.81
Southlake Village	Southlake	1996	118,092	87.1%	19	3	60,932				Kroger(10/31/2021)		12.81
Sterling Plaza	Irving	1989	65,765	96.7%	15	1						Bank One, Irving City Library, 99 Cent Only Store	14.27
Townsend Square	Desoto	1990	146,953	84.3%	31	7			60,349		Albertsons	Bealls, Victory Gym, Dollar General	8.88
Village by the Park	Arlngton	1988	44,523	86.3%	7	3						Petco, Movie Trading	16.25

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
As of March 31, 2005

		Year	Total			number		Supermarket anchor				Average
		built /	square footage		Percent	of tenants		owned	shadow	name		base rent
Property	City	renovated	owned		leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
San Antonio (3)
Bandera Festival	San Antonio, TX	1989	195,438		90.4%	32	6				Beall’s, Big Lots, Burke’s Outlet, Dollar Tree, FWL Furniture	$8.06
Blanco Village	San Antonio	2000	108,325		100.0%	16	0	74,627		H.E.B. (4/30/2015)		15.97
Wurzbach	San Antonio	1979	59,771		100.0%	3	0	52,957		Albertsons* (1/31/2010)		3.04

TOTAL SHOPPING CENTERS TEXAS (32)			2,970,506		92.1%	557	73	807,295	426,116			$11.45

VIRGINA (2)
Smyth Valley Crossing	Marion	1989	126,841		100.0%	14	0	32,000		Ingles (9/25/2010)	Wal-Mart	5.93
Waterlick Plaza	Lynchburg	1973, 1988	98,694		98.4%	22	1	30,780		Kroger (3/18/2008)	CVS Pharmacy*, Dollar Tree	8.01

TOTAL SHOPPING CENTERS VIRGINIA (2)			225,535		99.3%	36	1	62,780	0			$6.83

TOTAL CORE SHOPPING CENTER PORTFOLIO (180)			19,507,480		94.8%	3,321	378	5,989,348	539,966			$10.20

DEVELOPMENTS & REDEVELOPMENTS (6)
Homestead Gas Station	Homestead, FL	1959	2,136		100.0%	1	0					20.33
Shops at St. Lucie	Port St. Lucie, FL	2005 Development	4.0	acres
Sunlake Development Parcel	Tampa, FL	TBD	155.0	acres
Waterstone	Homestead, FL	2005 Development	12.0	acres
Westridge	McDonough, GA	2005-06 Development	13.5
Winchester Plaza	Huntsville, AL	TBD	33.0	acres

TOTAL DEVELOPMENTS & REDEVELOPMENTS (6)			2,136		100.0%	1	0	0	0			$20.33

TOTAL RETAIL PROPERTIES (186)			19,509,616		94.8%	3,322	378	5,989,348	539,966			$10.20

OTHER PROPERTIES (3)
4101 South I-85 Industrial	Charlotte, NC	1956, 1963	188,513		81.7%	3	6
Pinhook Office Building	Lafayette, LA	1979, 1992	4,406		49.5%	1	1
Mandarin Mini-storage	Jacksonville, FL	1982	52,880		97.8%	527	12

GRAND TOTAL (189)			19,755,415		94.8%	3,853	397	5,989,348	539,966

Total square footage does not include shadow anchor square footage which is not owned or controlled by Equity One.

*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

**	Big Curve Shopping Center in Yuma, Arizona was sold on April 6, 2005 and was classifed as held for sale as of March 31, 2005.

EQUITY ONE, INC. AND SUBSIDIARIES
ANNUAL MINIMUM RENT BY STATE
As of March 31, 2005

State	Count	Total SF	# Leased	# Vacant	Leased %	AMR
Florida	77	9,025,761	1,737	179	96.0%	$93,806,715
Texas	32	2,970,506	557	73	92.1%	31,346,272
Georgia	23	2,730,854	453	52	92.8%	24,576,473
Louisiana	14	1,620,565	163	20	94.3%	9,937,442
North Carolina	12	1,135,128	173	30	95.1%	7,907,862
South Carolina	8	839,178	94	9	94.8%	7,770,075
Massachusetts	6	390,979	11	1	99.6%	7,529,871
Arizona	2	253,254	54	4	95.6%	2,022,036
Virginia	2	225,535	36	1	99.3%	1,529,643
Alabama	2	129,215	20	2	98.5%	1,065,162
Tennessee	1	83,334	10	2	94.8%	653,772
Mississippi	1	66,857	7	0	100.0%	385,404
Kentucky	1	38,450	7	5	45.4%	118,163

Total	181	19,509,616	3,322	378	94.8%	$188,648,890

Note: Excludes five development parcels and three commercial properties.

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
For the three months ended March 31, 2005

Renewals

			Average	Average	Annualized
		Average	Expiring	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent psf	Rent
89	195,876	2,201	$15.26	$16.02	$3,138,429
			% Increase psf	5.0%
			Net Increase (AMR)		$150,198

New Leases

			Average	Annualized
		Average	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent
86	340,280	3,957	$12.12	$4,124,035

Lost Leases

			Average		Annualized
		Average	Expiring		Minimum
# of Leases	Square Feet	Size	Rent psf		Rent
82	316,634	3,861	$10.18		$3,223,452

Net Absorption	23,646	New Leases — Lost Leases

Leasing Spread	19.1%	New Leases versus Lost Leases (rate psf)

				Net AMR Gain	$1,050,781

Retention Ratio	65.9%	Renewals / (Renewals + Non-renewing Expired Leases)

EQUITY ONE, INC. AND SUBSIDIARIES
SAME PROPERTY OCCUPANCY STATISTICS
For the three months ended March 31, 2005

Equity One - Core Portfolio Occupancy
0.97
0.92
0.87
0.887348009
0.90064025
0.916299567
0.917620354
0.92545064
0.938368474
0.949144439
0.947556988
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005

Note: Reflects those properties held in the core portfolio at the end of each indicated quarter.

Equity One - Same Property Occupancy
96.0%
93.0%
90.0%
90.6%
91.4%
91.7%
91.9%
93.2%
93.6%
94.4%
94.2%
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005

Note: Reflects 154 properties owned by Equity One in each of the previous eight quarters.

Note: The charts reflect 154 core operating properties owned by Equity One in each of the previous eight quarters.

EQUITY ONE, INC. AND SUBSIDIARIES SAME PROPERTY OCCUPANCY STATISTICS — STATE BREAKOUT For the three months ended March 31, 2005

Note: The charts reflect 154 core operating properties owned by Equity One in each of the previous eight quarters.

EQUITY ONE, INC. AND SUBSIDIARIES
TENANT CONCENTRATION SCHEDULE
As of March 31, 2005

					% of total	Average annual
	Number		% of total	Annualized	annualized	minimum
	of	Square	square	minimum	minimum	rent per
Tenant	stores	feet	feet	rent	rent	square foot

Top ten tenants

Publix	48	2,141,420	11.0%	$15,484,741	8.2%	$7.23
Kroger	17	962,697	4.9%	7,998,271	4.2%	8.31
Albertsons/Shaw’s	9	570,286	2.9%	7,567,853	4.0%	13.27
Winn Dixie	16	730,442	3.7%	5,059,331	2.7%	6.93
Wal-Mart	9	646,682	3.3%	2,940,519	1.6%	4.55
H.E. Butt Grocery	4	256,262	1.3%	2,775,355	1.5%	10.83
Blockbuster	29	170,092	0.9%	2,688,217	1.4%	15.80
CVS Pharmacy	21	214,989	1.1%	2,258,977	1.2%	10.51
Bed Bath & Beyond	7	227,689	1.2%	2,192,531	1.2%	9.63
Safeway/Randalls	6	309,694	1.6%	2,111,866	1.1%	6.82

Sub-total top ten tenants	166	6,230,253	31.9%	$51,077,661	27.1%	$8.20

Remaining tenants	3,156	12,256,332	62.9%	137,571,229	72.9%	11.22

Sub-total all tenants	3,322	18,486,585	94.8%	$188,648,890	100.0%	$10.20

Vacant	380	1,023,031	5.2%	NA	NA	NA

Total including vacant	3,700	19,509,616	100.0%	$188,648,890	100.0%	$9.67

Note: Excludes five development parcels and three commercial properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of March 31, 2005

ALL TENANTS

					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	tenants	feet	feet	expiration	rent	foot

M-T-M	114	230,866	1.2%	$2,722,698	1.4%	$11.79
2005	556	1,518,140	7.8%	16,804,141	8.6%	11.07
2006	684	2,018,242	10.4%	25,326,482	12.9%	12.55
2007	670	2,152,479	11.0%	26,561,476	13.5%	12.34
2008	449	1,664,193	8.5%	20,186,644	10.3%	12.13
2009	359	1,930,811	9.9%	19,741,197	10.1%	10.22
2010	175	1,126,738	5.8%	11,532,100	5.9%	10.23
2011	47	927,128	4.8%	7,408,521	3.8%	7.99
2012	46	848,130	4.3%	7,355,828	3.7%	8.67
2013	34	664,694	3.4%	6,160,217	3.1%	9.27
2014	36	772,289	4.0%	6,443,268	3.3%	8.34
Thereafter	152	4,632,875	23.7%	46,419,448	23.6%	10.02

Sub-total / average	3,322	18,486,585	94.8%	$196,662,020	100.0%	$10.64

Vacant	378	1,023,031	5.2%	NA	NA	NA

Total / average	3,700	19,509,616	100.0%	$196,662,020	100.0%	$10.08

Note: Excludes five development parcels and three commercial properties.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of March 31, 2005

ANCHOR TENANTS (SF >= 10,000)

					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	tenants	feet	feet	expiration	rent	foot

M-T-M	3	34,594	0.3%	$275,811	0.3%	$7.97
2005	18	365,305	3.0%	1,410,920	1.6%	3.86
2006	28	668,355	5.5%	4,232,261	4.6%	6.33
2007	32	819,711	6.8%	5,594,629	6.1%	6.83
2008	28	713,626	5.9%	4,644,079	5.1%	6.51
2009	39	1,181,247	9.7%	7,202,196	7.9%	6.10
2010	30	744,237	6.2%	4,948,649	5.4%	6.65
2011	21	848,161	7.0%	5,583,083	6.1%	6.58
2012	20	750,305	6.2%	5,167,199	5.7%	6.89
2013	15	589,538	4.9%	4,590,453	5.0%	7.79
2014	15	684,976	5.6%	4,689,677	5.1%	6.85
Thereafter	93	4,411,177	36.4%	43,009,469	47.0%	9.75

Sub-total / average	342	11,811,232	97.4%	$91,348,426	100.0%	$7.73

Vacant	15	316,788	2.6%	NA	NA	NA

Total / average	357	12,128,020	100.0%	$91,348,426	100.0%	$7.53

Note: Excludes five development parcels and three commercial properties.

d

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of March 31, 2005

LOCAL TENANTS (SF < 10,000)

					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	tenants	feet	feet	expiration	rent	foot

M-T-M	111	196,272	2.7%	$2,446,887	2.3%	$12.47
2005	538	1,152,835	15.6%	15,393,221	14.6%	13.35
2006	656	1,349,887	18.3%	21,094,221	20.0%	15.63
2007	638	1,332,768	18.1%	20,966,847	19.9%	15.73
2008	421	950,567	12.9%	15,542,565	14.8%	16.35
2009	320	749,564	10.1%	12,539,001	11.9%	16.73
2010	145	382,501	5.2%	6,583,451	6.3%	17.21
2011	26	78,967	1.1%	1,825,438	1.7%	23.12
2012	26	97,825	1.3%	2,188,629	2.1%	22.37
2013	19	75,156	1.0%	1,569,764	1.5%	20.89
2014	21	87,313	1.1%	1,753,591	1.7%	20.08
Thereafter	59	221,698	3.0%	3,409,979	3.2%	15.38

Sub-total / average	2,980	6,675,353	90.4%	$105,313,594	100.0%	$15.78

Vacant	363	706,243	9.6%	NA	NA	NA

Total / average	3,343	7,381,596	100.0%	$105,313,594	100.0%	$14.27

Note: Excludes five development parcels and three commercial properties.

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of March 31, 2005
(in thousands, except square footage data)

				Estimated
			Target	Cost Including	Funded as of	Balance
Project	Location	Project Description	Completion Date	Land	3/31/2005	to Complete

Developments

Shops at St. Lucie	Port St. Lucie, FL	Develop a 20,000 sf retail center. Prospecting for new tenant(s)	Fourth quarter 2005	$3,400	$1,268	$2,132

Shops at Skylake	N. Miami Beach, FL	Add additional space to existing development	First quarter 2006	5,603	2,103	3,500

Sunlake Development Parcel	Tampa, FL	155 acre development project	TBD	23,602	12,770	10,832

Waterstone	Homestead, FL	Develop a supermarket anchored center	Fourth quarter 2005	9,635	7,988	1,647

Westridge	McDonough, GA	Develop a supermarket anchored center	Third quarter 2006	9,000	2,148	6,852

Winchester Plaza	Huntsville, AL	Develop a supermarket anchored center. This is in the preplanning stages	TBD	1,843	1,843	—

Subtotal — Developments				53,083	28,120	24,963

Major Redevelopments

Spalding Village	Griffin, GA	Reconfigure the former K Mart into multi-tenant space; Prospecting for new tenants	TBD	3,586	3,000	586

Subtotal — Major Redevelopments				3,586	3,000	586

Out parcel Developments/Expansions

Belfair Towne Village	Bluffton, SC	Prospecting for new tenant(s) on land held for development/expansion	TBD	2,582	1,403	1,179

Blanco Village	San Antonio, TX	Prospecting for new tenant(s) on land held for development/expansion	TBD	4,929	3,132	1,797

Bluebonnet Village	Baton Rouge, LA	Prospecting for new tenant(s) on land held for development/expansion	Fourth quarter 2005	2,221	983	1,238

Cashmere Corners	Port St. Lucie, FL	Prospecting for one or more tenants for out parcels	TBD	496	496	—

Creekside	Arlington, TX	Prospecting for one or more tenants for out parcels	TBD	1,212	621	591

Copperfield	Houston, TX	Prospecting for one or more tenants for out parcels	Fourth quarter 2005	2,270	1,138	1,132

Forest Village	Tallahassee, FL	Prospecting for new tenant(s) on land held for development/expansion	TBD	1,724	1,724	—

Mariners Crossing	Spring Hill, FL	This consists of two outparcels. The development of one out parcel for Goodyear is commencing.	Fourth quarter 2005	1,654	524	1,130

Riverview	Durham, NC	Develop a 5,000 sf ft building on an out parcel	First quarter 2006	620	153	467

West Roxbury	West Roxbury, MA	Prospecting for one or more tenants for out parcels	Fourth quarter 2005	1,480	500	980

Westgate	Houston, TX	Prospecting for one or more tenants for out parcels	TBD	721	721	—

Westport	Davie, FL	Prospecting for one or more tenants for out parcels	TBD	571	571	—

Windy Hill	North Myrtle Beach, SC	Prospecting for one or more tenants for out parcels	Fourth quarter 2005	660	167	493

Subtotal — Out parcel Developments/Expansions				21,140	12,133	9,007

All other development activity				6,773	6,773	—

Total — All Development Activity				$84,582	$50,026	$34,556

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
As of March 31, 2005
(in thousands, except square footage data)

2005 Acquisition Activity

				Square Feet/	Purchase
Date Purchased	Property Name	City	State	Acres	Price

Feb. 1, 2005	Sunlake Development Parcel	Tampa	FL	155 acres	12,600
Feb. 28, 2005	Winchester Plaza	Huntsville	AL	33 acres	1,827

Total					$14,427

2005 Disposition Activity

				Square Feet/	Sales
Date Sold	Property Name	City	State	Acres	Price	Gain on Sale

Jan. 31, 2005	North River Village	North Ellenton	FL	177,128	$14,880	$1,615

Properties Held for Sale as of March 31, 2005

Square Feet/
Property Name	City	State	Acres

Big Curve	Yuma	AZ	126,402 Sold in April 2005

EQUITY ONE, INC. AND SUBSIDIARIES
ANALYST COVERAGE
As of March 31, 2005

BB&T Capital Markets	Bear Stearns & Co. Inc.	Credit Suisse First Boston	Deutsche Bank Securities Inc.
Stephanie M. Krewson	Ross Smotrich	Andrew Rosivach	Louis W. Taylor
804-782-8784	212-272-8046	212-325-6205	212-250-4912

Rob Whittemore	Amy L. Young, CFA	Jessica Tully	Christopher A. Capalongo
804-782-8796	212-272-3523	404-897-2820	212-250-7726

Friedman Billings Ramsey	JP Morgan Securities Inc.	Legg Mason Wood Walker, Inc.	McDonald Investments Inc.
Paul Morgan	Michael W. Meuller, CFA	David M. Fick, CPA	Richard C. Moore II, CFA
703-469-1255	212-622-6689	410-454-5018	216-443-2815

Michael Blank	Joshua Bederman	Nathen Isbee	Richard D. Sweigard
703-469-1115	212-622-6530	410-454-4143	216-563-2501

Raymond James & Associates	Stifel, Nicolaus & Company, Inc.	UBS Securities LLC
Paul D. Puryear	Philip Martin	Ian C. Weissman
727-567-2253	314-342-2000	212-713-8602

Ken Avalos
727-567-2660